Exhibit 10.7

AETNA INC.

(to be renamed Lion Connecticut Holdings Inc.)

ING GROEP N.V.

AND

STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,

NATIONAL ASSOCIATION, AS TRUSTEE

THIRD INDENTURE SUPPLEMENT

Dated as of December 13, 2000

to

INDENTURE

Dated as of August 1, 1993

As previously supplemented on

August 1, 1996, and

October 30, 2000

Between

Aetna Inc.

(to be renamed Lion Connecticut Holdings Inc.)

(in its own right and as successor

by merger to Aetna Services, Inc.)

and

State Street Bank and Trust Company of Connecticut,

National Association, as Trustee

THIRD INDENTURE SUPPLEMENT

THIRD INDENTURE SUPPLEMENT, dated as of December 13, 2000 (the “Third Indenture Supplement”) among AETNA INC. (in its own right and as successor by merger to Aetna Services, Inc.), a corporation duly organized and validly existing under the laws of the State of Connecticut (which shall be renamed Lion Connecticut Holdings Inc. following the Merger, as defined below) (the “Company”), ING GROEP N.V., a corporation duly organized and validly existing under the laws of the Netherlands (the “New Guarantor”), and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, as trustee (the “Trustee”).

RECITALS OF THE COMPANY AND THE NEW GUARANTOR

WHEREAS, the Company and the Trustee have heretofore executed and delivered an Indenture dated as of August 1, 1993 (as heretofore amended or supplemented, the “Indenture”), the First Indenture Supplement dated as of August 1, 1996 (the “First Indenture Supplement”) and the Second Indenture Supplement dated as of October 30, 2000 (the “Second Indenture Supplement”), which provide for the issuance from time to time by the Company of its unsecured debentures, notes or other evidences of indebtedness in one or more series (the “Securities”, as more fully defined in the Indenture);

WHEREAS, pursuant to a Plan of Merger dated as of October 30, 2000, between the Company and Aetna Services, Inc. (formerly Aetna Life and Casualty Company) (“Aetna Services”), Aetna Services, the prior Issuer of the Securities, was merged with and into the Company (the “Aetna Services Merger”) with the Company surviving the Aetna Services Merger;

WHEREAS, in connection with the consummation of the Aetna Services Merger, Aetna Services, the Company and the Trustee executed the Second Indenture Supplement whereby the obligations of Aetna Services under the Indenture were assumed by the Company;

WHEREAS, pursuant to an Agreement and Plan of Restructuring and Merger (the “Merger Agreement”) dated as of July 19, 2000, among ING America Insurance Holdings, Inc. (“ING America”), ANB Acquisition Corp., a wholly owned subsidiary of ING America (“Merger Sub”), the Company and, for limited purposes only, the New Guarantor, Merger Sub will merge with and into the Company (the “Merger”) with the result that the Company will be a wholly-owned indirect subsidiary a£ the New Guarantor;

WHEREAS, pursuant to the Merger Agreement, the New Guarantor has agreed to guarantee the performance of obligations of the Company under the Indenture, such guarantee to take substantially the same form as the Company’s current guarantee of such obligations;

WHEREAS, this Third Indenture Supplement amends the Indenture, pursuant to Section 901 thereof, to provide for the full and unconditional guarantee by the New Guarantor of the due and punctual payment of the principal of, premium, if any, and interest on the Securities;

WHEREAS, all acts and proceedings required by law, by the Indenture and by the certificates of incorporation and bylaws of the Company and the New Guarantor necessary to constitute this Third Indenture Supplement a valid and binding agreement for the uses and purpose herein set forth in accordance with its terms have been done and performed, and the execution and delivery of this Third Indenture Supplement have in all respects been duly authorized.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of the Securities.

Article 1

DEFINITIONS

Section 101. All terms used herein and not otherwise defined herein shall have the meanings given such terms in the Indenture.

Article 2

AMENDMENTS

Section 201. The New Guarantor is hereby made a party to the Indenture.

Section 202. The definition of “Guarantor” in SECTION 101 of the Indenture is hereby amended by replacing the words “AETNA INC., a Connecticut corporation” with the words “ING GROEP N.V., a corporation organized under the laws of the Netherlands”.

Section 203. Paragraph (2) of SECTION 105 of the Indenture is hereby amended by (a) deleting the words “or the Guarantor” after the words (i) “to the Company” and (ii) “by the Company”) and (b) adding the words “and to the Guarantor addressed to it at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 Av. Amsterdam, the Netherlands, and marked for the attention of Diederik van Wassenaer, General Counsel, or at any other address previously furnished in writing to the Trustee by the Guarantor” after the words “by the Company”.

Section 204. (a) The first sentence of the last paragraph of SECTION 1502 of the Indenture is hereby amended by replacing the words “First Indenture Supplement” with the words “Third Indenture Supplement”.

(b) The second sentence of the last paragraph of SECTION 1502 of the Indenture is hereby amended by adding the following after the last word of that paragraph and before the period:

“, it being understood that, with respect to any Guaranteed Security outstanding as of the effectiveness of the Third Indenture Supplement, nothing contained herein shall be construed to require that a new Certificate of Authentication be signed by the Trustee with respect to a specific Guaranteed Security if a Certificate of

Authentication provided for in Section 205 of this Indenture on such Guaranteed Security has been signed by the Trustee prior to the effectiveness of the Third Indenture Supplement”.

Section 205. (a) SECTION 1503 of the Indenture is hereby amended by replacing the words “Aetna Inc.” wherever they appear in SECTION 1503 with the words “ING Groep N.V.”.

(b) The first sentence of the first paragraph of SECTION 1503 of the Indenture is hereby amended by replacing (i) the words “Connecticut corporation” with the words “corporation organized under the laws of the Netherlands” and (ii) the words “First Indenture Supplement dated as of August 1, 1996” with the words “Third Indenture Supplement dated as of December 13, 2000”.

Article 3

MISCELLANEOUS

Section 301. Effectiveness. This Third Indenture Supplement shall take effect as of the Effective Time (as such term is defined in the Merger Agreement) of the Merger, which is 5:01 p.m., New York City time, on the date hereof.

Section 302. Company Acknowledgment. The Company hereby acknowledges that it continues to be liable and bound for the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of the Indenture on the part of the Company to be performed or observed.

Section 303. Indenture Ratified. Except as herein expressly provided, the Indenture is in all respects ratified and confirmed by the Company and the Trustee and all the terms, provisions and conditions thereof are and will remain in full force and effect.

Section 304. Execution by the Trustee. The Trustee has executed this Third Indenture Supplement only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee shall not be responsible for the correctness of the recitals herein contained, which shall be taken as the statements of the Company and the New Guarantor, and the Trustee makes no representation and shall have no responsibility for, and in respect of, the validity or sufficiency of this Third Indenture Supplement or the execution thereof by the Company or the New Guarantor.

Section 305. Governing Law. This Third Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of laws.

Section 306. Submission to Jurisdiction. The New Guarantor hereby irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, Borough of Manhattan, solely in respect of any suit or proceeding arising out of or based on the Indenture, and hereby waives, and agrees not to assert, as a defense in any suit or proceeding arising out of or based on the Indenture, that it is not subject thereto or that such suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that the Indenture may not be enforced in or by such courts, and the New Guarantor irrevocably agrees that all claims with respect to such suit or proceeding shall be heard and determined in such court. The New Guarantor hereby consents to and grants any such court jurisdiction over the person of the New Guarantor and over the subject matter of such dispute and agrees that mailing of process or other papers in connection with any such suit or proceeding to the New Guarantor in the manner provided in the Indenture, with a copy to ING America Insurance Holdings, Inc., 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390, Attention: General Counsel, or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

Section 307. Execution in Counterparts. This Third Indenture Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Third Indenture Supplement to be duly executed, and their respective corporate seals to be hereunto duly affixed and attested, all as of the day and year first above written.

AETNA INC.
[Seal]
By

Name:
Title:

Attest:

ING GROEP N.V.
[Seal]
By

Name:
Title:

Attest:

[Seal]	STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, as Trustee

	By	/s/ Earl W. Dennison Jr.
Name: Earl W. Dennison Jr.
Title: Vice President

Attest:

/s/ Donald E. Smith
Donald E. Smith Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Third Indenture Supplement to be duly executed, and their respective corporate seals to be hereunto duly affixed and attested, all as of the day and year first above written.

AETNA INC.
[Seal]
	By	/s/ Alfred P. Quirk Jr.
Name: Alfred P. Quirk Jr.
Title: Vice President, Finance and Treasurer

Attest:

/s/ Robert M. Donahoe
Robert M. Donahoe

ING GROEP N.V.
[Seal]
	By	/s/ B. Scott Burton
Name:
Title:

Attest:

/s/ William D. Torchiana
William D. Torchiana

[Seal]	STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, as Trustee

By
Name:
Title:

Attest:

State of Connecticut	)
County of Hartford	)	ss:

On the 7th day of December, 2000, before me personally came Alfred P. Quirk, Jr., to me known, who, being by me duly sworn, did depose and say that [he] [she] resides at 29 Pembroke, Farmington, CT, that [he] [she] is the Vice President, Finance and Treasurer of Aetna Inc., one of the corporations described in and which executed the above instrument; that [he] [she] knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he] [she] signed [his] [her] name thereto by like authority.

/s/ William C. Baskin III
Notary Public
William C. Baskin III Commission Expires 7/31/2003

State of New York	)
County of New York	)	ss:

On the 13th day of December, 2000, before me personally came B. Scott Burton, to me known, who, being by me duly sworn, did depose and say that [he] [she] resides at Atlanta, Georgia, that [he] [she] is the authorized signatory of ING Groep N.V., one of the corporations described in and which executed the above instrument; that [he] [she] knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he] [she] signed [his] [her] name thereto by like authority.

/s/ David E. Schoen
Notary Public

Commonwealth of Massachusetts	)
County of Suffolk	)	ss:

On the 11th day of December, 2000, before me personally came Earl W. Dennison Jr., to me known, who, being by me duly sworn, did depose and say that he is a Vice President of State Street Bank and Trust Company of Connecticut, National Association, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/ Sandra M. Black
Notary Public Sandra M. Black My Commission Expires November 10, 2008